UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-09637 and 811-09739

Name of Fund:

BlackRock Large Cap Series Funds, Inc.
          BlackRock Large Cap Core Retirement Portfolio
          BlackRock Large Cap Growth Retirement Portfolio
          BlackRock Large Cap Value Retirement Portfolio
Master Large Cap Series LLC
          Master Large Cap Core Portfolio
          Master Large Cap Growth Portfolio
          Master Large Cap Value Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Large Cap Series Funds, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2009

BlackRock Large Cap Core Retirement Portfolio

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Retirement Portfolio

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009	BlackRock Large Cap Core Retirement Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s fiscal year end was changed to September 30.

•	The Fund underperformed the benchmark Russell 1000 Index, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), for the 11-month period.

What factors influenced performance?

•

The latter half of the reporting period was characterized by a re-risking of the market and subsequent outperformance of lower-quality and cyclical industry groups. At a high level, much of the Portfolio’s underperformance can be attributed to the portfolio’s fundamental orientation, preference for growth visibility and valuation discipline, which kept it out of the high-beta stocks that outperformed.

•

Defensive positioning in high-quality industrials and an underweight in pro-cyclical industrial areas, such as airlines and construction & engineering, detracted from performance as lower-quality, cyclical industry groups outperformed during the period. The Portfolio’s information technology (IT) holdings also underperformed and, thus, had a negative effect on performance. Still, we remain comfortable with our positioning in the sector. Specifically, we favor IT services companies, due to the secular trend in outsourcing and their high degree of recurring revenues, and software companies, which earn most of their profits from upgrade, maintenance and support of existing software deployments. Lastly, within the consumer discretionary sector, stock selection among multiline and specialty retailers and diversified consumer services companies hampered performance.

•

The biggest individual detractors for the period included Capital One Financial Corp., Big Lots, Inc., Verizon Communications, Inc., Lexmark International, Inc. and Apollo Group, Inc. An underweight in Apple, Inc. also hurt performance.

•

On the positive side, the Portfolio’s long-standing underweight in the financials sector helped performance. There is still much uncertainty around the future of the banking business. Even though financials stocks rallied toward the end of the period, we believe that the unclear fundamentals and high valuations do not justify much more than a risk position. Stock selection in the energy sector also aided performance, as many of the Portfolio’s holdings benefited from the stabilization in oil prices. Notably, near period end, we began to shift our focus within the sector, selling down our holdings in oil, gas & consumable fuels companies and buying energy equipment & services companies. Security selection was favorable in materials and health care as well.

•

The largest individual contributors to performance included Western Digital Corp., Occidental Petroleum Corp., F5 Networks, Inc. and Computer Sciences Corp. An underweight position in Citigroup, Inc. compared to the benchmark was also additive.

Describe recent portfolio activity.

•

During the period, we increased the Portfolio’s exposure to the utilities, telecommunication services and materials sectors. The largest purchases within the Portfolio included Verizon Communications, Inc., Philip Morris International, Inc., Wyeth, Apple, Inc. and UnitedHealth Group, Inc.

•	We reduced exposure to IT and consumer discretionary. The largest sales included Pfizer, Inc., Occidental Petroleum Corp., ConocoPhillips, Chevron Corp. and Accenture Ltd.

Describe Portfolio positioning at period end.

•	At period end, the Portfolio was overweight relative to the Russell 1000 Index in the health care and energy sectors, while it was underweight in financials, IT and consumer staples.

•

Looking forward in this uncertain environment, we maintain our preference for high-quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We are also slowly increasing the cyclicality of the Portfolio by adding positions in companies that are well-positioned for a recovery — albeit a slower recovery than we have experienced in previous cycles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

BlackRock Large Cap Core Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the investment advisor believes blends growth and value.

[3]

This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
	6-Month Total Returns	11-Month Total Returns
			1 Year	Since Inception[6]

Class K	27.62%	12.55%	(6.41)%	(16.27)%
Russell 1000 Index	35.22	13.71	(6.14)	(14.14)

[5]	See “About Fund Performance” on page 10 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]

Class K	$1,000	$1,276.20	$3.77	$1,000	$1,021.79	$3.35

[7]

Expenses are equal to the Fund’s annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[8]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent half-year period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	5

Fund Summary as of September 30, 2009	BlackRock Large Cap Growth Retirement Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s fiscal year end was changed to September 30.

•	The Fund outperformed the benchmark Russell 1000 Growth Index, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), for the 11-month period.

What factors influenced performance?

•

The Portfolio’s long-standing underweight in the financials sector helped performance during the period. There is still much uncertainty around the future of the banking business, and we believe that the unclear fundamentals and high valuations do not justify much more than a risk position. Stock selection in the health care sector also contributed positively to Portfolio returns as holdings in pharmaceuticals, biotechnology, health care equipment & supplies and health care providers & services companies did well during the period. Good stock selection and an overweight in energy aided results as well. Many energy holdings benefited from the stabilization in oil prices. Additionally, toward the end of the period, we began to shift our focus within energy, selling down our holdings in oil, gas & consumable fuels companies and buying energy equipment & services companies. Lastly, an underweight in the consumer staples sector proved advantageous.

•

The largest individual contributors to performance were Western Digital Corp., Manpower, Inc., Community Health Systems, Inc., Prudential Financial, Inc. and Tech Data Corp. An underweight in Wal-Mart Stores, Inc. also helped relative results.

•

Conversely, the Portfolio’s high-quality bias was a hindrance to performance in a market that experienced a dramatic reversal of risk aversion. During the latter half of the period, the market favored lower-quality, higher-beta stocks — a segment in which the Portfolio was underweight.

•

The Portfolio’s information technology (IT) holdings underperformed during the period and, thus, had a negative effect on performance. Still, we remain comfortable with our positioning in the sector. Specifically, we favor IT services companies, due to the secular trend in outsourcing and their high degree of recurring revenues, and software companies, which earn most of their profits from upgrade, maintenance and support of existing software deployments. Within consumer discretionary, the Portfolio owns primarily defensive retailers that benefited from consumer belt-tightening, namely, off-price retailers and dollar stores. However, many of these holdings — in addition to specialty retailers — were not immune to the retreating consumer and, thus, had a negative impact on performance. Defensive positioning in high-quality industrials and an underweight compared to the benchmark in pro-cyclical industrial areas, such as airlines and construction & engineering, also detracted from performance.

•

The largest individual detractors for the period were AnnTaylor Stores Corp., Apollo Group, Inc., Big Lots, Inc. and Unisys Corp. Underweights in Apple, Inc. and International Business Machines Corp. also detracted from performance.

Describe recent portfolio activity.

•

During the period, we increased the Portfolio’s exposure to the materials and energy sectors. The largest purchases within the Portfolio included Philip Morris International, Inc., Amgen, Inc., Texas Instruments, Inc., The AES Corp. and Medco Health Solutions, Inc.

•	We reduced exposure to IT and consumer discretionary. The largest sales included Exxon Mobil Corp., Hewlett-Packard Co., Intel Corp., Occidental Petroleum Corp. and Wal-Mart Stores, Inc.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio was overweight relative to the Russell 1000 Growth Index in the energy and health care sectors, while it was underweight in IT, consumer staples, financials and consumer discretionary.

•

Looking forward in this uncertain environment, we maintain our preference for high-quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We are also slowly increasing the cyclicality of the Portfolio by adding positions in companies that are well-positioned for a recovery — albeit a slower recovery than we have experienced in previous cycles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

BlackRock Large Cap Growth Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the investment advisor believes have good prospects for earnings growth.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
	6-Month Total Returns	11-Month Total Returns
			1 Year	Since Inception[6]

Class K	31.13%	20.66%	1.00%	(11.85)%
Russell 1000 Growth Index	32.58	19.12	(1.85)	(12.42)

[5]	See “About Fund Performance” on page 10 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]

Class K	$1,000	$1,311.30	$3.88	$1,000	$1,021.74	$3.40

[7]

Expenses are equal to the Fund’s annualized expense ratio of 0.67% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[8]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent half-year period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	7

Fund Summary as of September 30, 2009	BlackRock Large Cap Value Retirement Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s fiscal year end was changed to September 30.

•	The Fund outperformed the benchmark Russell 1000 Value Index, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), for the 11-month period.

What factors influenced performance?

•

Overweights in the information technology (IT) and energy sectors were the largest contributors to Portfolio performance. Although selected IT holdings underperformed over the period, we remain comfortable with our positioning in the sector. Specifically, we favor IT services companies, due to the secular trend in outsourcing a high degree of recurring revenues, and software companies, which earn much of their profits from upgrade, maintenance and support of existing products. Within energy, many of our holdings are now benefiting from the stabilization of oil prices; positions in energy equipment & services companies were beneficial to the Portfolio. Good stock selection amongst health care and utilities also proved advantageous.

•

The largest individual contributors to performance were Western Digital Corp., Exxon Mobil Corp., Computer Sciences Corp., Unum Group and Symantec Corp. Underweights in Citigroup, Inc. and Bank of America Corp. compared to the benchmark were also additive.

•

The re-risking of the market and subsequent outperformance of lower-quality and cyclical industry groups came into force during the latter half of the period. The Portfolio’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of these high-beta stocks that outperformed through this time. Most notably, stock selection in the industrials, materials and consumer discretionary sectors hurt performance.

•

The biggest individual detractors during the period included Capital One Financial Corp., Regions Financial Corp., Jones Apparel Group, Inc. and Lexmark International, Inc. Underweights in Verizon Communications, Inc., JPMorgan Chase & Co. and Wyeth also hurt Portfolio returns.

Describe recent portfolio activity.

•

During the period, we increased exposure to the utilities, telecommunication services and materials sectors. The largest purchases within the Portfolio included Verizon Communications, Inc., The Goldman Sachs Group, Inc., Wyeth, Nabors Industries Ltd. and National Oilwell Varco, Inc.

•

We reduced exposure to IT, industrials, consumer discretionary, health care and financials. The largest sales included Pfizer, Inc., Walt Disney Co., Johnson & Johnson, Chevron Corp. and Exxon Mobil Corp.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio was overweight relative to the Russell 1000 Value Index in the health care and energy sectors, while it was underweight in financials, consumer discretionary and industrials.

•

Looking forward in this uncertain environment, we maintain our preference for high-quality, well-managed companies with recurring, stable revenue streams selling at reasonable valuations. We are also continuing to increase the cyclicality of the Portfolio by adding positions in companies that are well-positioned for a recovery — albeit a slower recovery than we have experienced in previous cycles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in Master Large Cap Value Portfolio of the Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the investment advisor believes are undervalued.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

			Average Annual Total Returns[5]
	6-Month Total Returns	11-Month Total Returns
			1 Year	Since Inception[6]

Class K	27.33%	8.93%	(10.04)%	(16.89)%
Russell 1000 Value Index	37.99	8.09	(10.62)	(16.11)

[5]	See “About Fund Performance” on page 10 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[7]

Class K	$1,000	$1,273.30	$3.76	$1,000	$1,021.79	$3.35

[7]

Expenses are equal to the Fund’s annualized expense ratio of 0.66% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[8]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent half-year period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	9

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Class K Shares are not subject to any sales charge. Class K Shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Funds’ administrator waived or reimbursed a portion of each of the Fund’s expenses. Without such waiver and reimbursement, the Funds’ performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including administration fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

September 30, 2009	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Assets

Investments at value — Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios”), respectively[1]	$109,239,873	$83,147,532	$132,607,992
Withdrawals receivable from the Portfolios	190,170	169,160	107,641
Capital shares sold receivable	102,167	62,619	55,856
Receivable from administrator	2,059	12,004	15,907
Prepaid expenses	66	—	226

Total assets	109,534,335	83,391,315	132,787,622

Liabilities

Capital shares redeemed payable	292,337	231,779	163,497
Transfer agent fees payable	29,957	38,681	38,463
Other affiliates payable	14	256	407
Officer’s and Directors’ fees payable	11	8	13
Other accrued expenses payable	24,062	22,459	25,163

Total liabilities	346,381	293,183	227,543

Net Assets	$109,187,954	$83,098,132	$132,560,079

Net Assets Consist of

Paid-in capital[2]	$154,563,627	$110,558,326	$159,683,859
Undistributed net investment income	982,809	289,461	1,412,855
Accumulated net realized loss allocated from the Portfolios	(62,405,742)	(39,891,921)	(42,083,088)
Net unrealized appreciation/depreciation allocated from the Portfolios	16,047,260	12,142,266	13,546,453

Net Assets	$109,187,954	$83,098,132	$132,560,079

Class K — Net asset value per common share, 200 million shares authorized, $0.10 par value	$9.61	$8.93	$13.28

[1] Investments at cost	$93,192,613	$71,005,266	$119,061,539

[2] Shares outstanding	11,365,147	9,308,652	9,982,741

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	11

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Retirement Portfolio		BlackRock Large Cap Growth Retirement Portfolio		BlackRock Large Cap Value Retirement Portfolio

	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008

Investment Income

Net investment income allocated from the Portfolios:
Dividends	$1,832,492	$1,554,655	$944,063	$823,434	$2,585,154	$1,402,488
Securities lending — affiliated	35,146	68,814	6,007	49,831	29,968	40,187
Income — affiliated	286	1,577	93	2,749	323	3,766
Interest	2	—	16	—	4	—
Expenses	(456,818)	(587,063)	(392,243)	(518,070)	(591,988)	(449,299)

Total income	1,411,108	1,037,983	557,936	357,944	2,023,461	997,142

Expenses

Transfer agent	153,826	139,677	154,689	131,021	174,358	132,483
Printing	23,889	14,349	17,882	11,432	31,410	10,532
Professional	11,043	30,149	13,045	26,252	15,436	24,960
Registration	10,440	16,250	11,251	14,686	11,163	16,347
Organization and offering	5,763	41,290	5,763	41,290	5,763	41,290
Officer and Directors	39	40	28	32	47	30
Miscellaneous	5,554	3,182	6,631	2,367	5,982	3,000

Total expenses	210,554	244,937	209,289	227,080	244,159	228,642
Less fees reimbursed by administrator	(68,601)	(97,882)	(150,051)	(147,966)	(119,772)	(126,910)

Total expenses after reimbursement	141,953	147,055	59,238	79,114	124,387	101,732

Net investment income	1,269,155	890,928	498,698	278,830	1,899,074	895,410

Realized and Unrealized Gain (Loss) Allocated from the Portfolios

Net realized loss from investments, litigation proceeds and payment by affiliate	(25,295,594)	(37,110,148)	(17,833,904)	(22,058,017)	(17,904,084)	(24,176,745)
Net change in unrealized appreciation/depreciation on investments	36,497,446	(20,450,186)	31,525,033	(19,382,767)	26,258,149	(12,711,696)

Total realized and unrealized gain (loss)	11,201,852	(57,560,334)	13,691,129	(41,440,784)	8,354,065	(36,888,441)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,471,007	$(56,669,406)	$14,189,827	$(41,161,954)	$10,253,139	$(35,993,031)

[1] Commencement of operations.

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets

	BlackRock Large Cap Core Retirement Portfolio		BlackRock Large Cap Growth Retirement Portfolio		BlackRock Large Cap Value Retirement Portfolio

Increase (Decrease) in Net Assets:	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008

Operations

Net investment income	$1,269,155	$890,928	$498,698	$278,830	$1,899,074	$895,410
Net realized loss	(25,295,594)	(37,110,148)	(17,833,904)	(22,058,017)	(17,904,084)	(24,176,745)
Net change in unrealized appreciation/depreciation	36,497,446	(20,450,186)	31,525,033	(19,382,767)	26,258,149	(12,711,696)

Net increase (decrease) in net assets resulting from operations	12,471,007	(56,669,406)	14,189,827	(41,161,954)	10,253,139	(35,993,031)

Dividends to Shareholders From

Net investment income	(1,200,011)	—	(500,011)	—	(1,400,005)	—

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(7,307,145)	161,893,509	(11,474,101)	122,044,371	(4,452,214)	164,152,190

Net Assets

Total increase in net assets	3,963,851	105,224,103	2,215,715	80,882,417	4,400,920	128,159,159
Beginning of period	105,224,103	—	80,882,417	—	128,159,159	—

End of period	$109,187,954	$105,224,103	$83,098,132	$80,882,417	$132,560,079	$128,159,159

Undistributed net investment income	$982,809	$908,495	$289,461	$289,143	$1,412,855	$910,850

[1] Commencement of operations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	13

Financial Highlights	BlackRock Large Cap Series Funds, Inc.

	Class K

	BlackRock Large Cap Core Retirement Portfolio		BlackRock Large Cap Growth Retirement Portfolio		BlackRock Large Cap Value Retirement Portfolio

	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008	Period November 1, 2008 to September 30, 2009	Period January 3, 2008[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$8.64	$13.25	$7.45	$11.20	$12.33	$18.54

Net investment income[2]	0.11	0.07	0.05	0.02	0.18	0.13
Net realized and unrealized gain (loss)	0.96	(4.68)	1.48	(3.77)	0.91	(6.34)

Net increase (decrease) from investment operations	1.07	(4.61)	1.53	(3.75)	1.09	(6.21)

Dividends from net investment income	(0.10)	—	(0.05)	—	(0.14)	—

Net asset value, end of period	$9.61	$8.64	$8.93	$7.45	$13.28	$12.33

Total Investment Return[3]

Total investment return	12.55%[4,5]	(34.79)%[4]	20.66%[4,6]	(33.48)%[4]	8.93%[4,7]	(33.50)%[4]

Ratios to Average Net Assets[8,9]

Total expenses	0.73%	0.71%	0.88%	0.81%	0.77%	0.78%

Total expenses after reimbursement	0.66%	0.62%	0.66%	0.65%	0.66%	0.63%

Net investment income	1.39%	0.76%	0.73%	0.30%	1.74%	1.03%

Supplemental Data

Net assets, end of period (000)	$109,188	$105,224	$83,098	$80,882	$132,560	$128,159

Portfolio turnover of the Portfolio	168%	109%	242%	144%	151%	108%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 12.08%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 20.25%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Portfolio, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 8.52%.

[8]	Includes the Fund’s share of the applicable Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio (collectively the “Funds”), constituting three of the series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. Each Fund seeks to achieve its investment objective by investing all, or a portion of, its assets in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively the “Portfolios”), as applicable, constituting Master Large Cap Series LLC (the “Master LLC”), each of which has the same investment objective and strategies as the corresponding Fund. The value of a Fund’s investment in the applicable Portfolio reflects the Fund’s proportionate interest in the net assets of such Portfolio. The percentages of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio owned by BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio, were 2.8%, 11.3% and 5.0%, respectively. The performance of the Funds is directly affected by the performance of the applicable Portfolio. The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Funds changed their fiscal year end to September 30.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Each Fund records its investment in the corresponding Portfolio at fair value. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, each Fund’s investment in the respective Portfolio was classified as Level 2. The Funds believe more relevant disclosure regarding fair value measurements relates to the Portfolios, which is disclosed in Note 1 of the Portfolios’ Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of the applicable Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses.

Dividends and Distributions to Shareholders: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax return remains open for the periods ended October 31, 2008 and September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the administrator. Offering costs are amortized over a twelve-month period beginning with the commencement of operations. The administrator reimbursed each Fund $13,663 for organization costs during the period ended October 31, 2008, which are included in fees reimbursed by the administrator in the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	15

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Corporation, on behalf of each Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities).

The Administrator does not receive an administration fee. Effective June 1, 2009, the Administrator has contractually agreed to reimburse direct expenses of each Fund to the extent necessary to limit the ordinary annual operating expenses of each Fund to 0.67% of the average daily net assets of such Fund. For the period November 1, 2008 through May 31, 2009, the expense limit was 0.65% of the average daily net assets of each Fund. This arrangement has a one year term and is renewable. The Administrator reimbursed the following amounts, which are included in fees reimbursed by administrator in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Period January 3, 2008 to October 31, 2008

BlackRock Large Cap Core Retirement Portfolio	$68,601	$84,219
BlackRock Large Cap Growth Retirement Portfolio	$150,051	$134,303
BlackRock Large Cap Value Retirement Portfolio	$119,772	$113,247

The Corporation, on behalf of each Fund, has entered into a separate Distribution Agreement with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by each of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from November 1, 2008 to December 31 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account. For the period November 1, 2008 to September 30, 2009 and January 3, 2008 to October 31, 2008, the Funds paid the following fees in return for these services which are included in transfer agent in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Period January 3, 2008 to October 31, 2008

BlackRock Large Cap Core Retirement Portfolio	$41,419	$111,301
BlackRock Large Cap Growth Retirement Portfolio	$37,955	$105,461
BlackRock Large Cap Value Retirement Portfolio	$35,953	$102,467

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. The Funds earned the following amounts, which are included in income —affiliated in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Period January 3, 2008 to October 31, 2008

BlackRock Large Cap Core Retirement Portfolio	$70	$1,198
BlackRock Large Cap Growth Retirement Portfolio	$15	$556
BlackRock Large Cap Value Retirement Portfolio	$60	$1,204

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Administrator for compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to non-deductible expenses were reclassified to the following accounts:

	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Paid-in capital	$(5,170)	$(1,631)	$(2,936)
Undistributed net investment income	$ 5,170	$ 1,631	$ 2,936

No distributions were paid during the fiscal period January 1, 2008 to October 31, 2008.

The tax character of distributions paid during the fiscal period November 1, 2008 to September 30, 2009 was as follows:

	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Ordinary income 9/30/2009	$1,200,011	$500,011	$1,400,005

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

As of September 30, 2009, the tax components of accumulated net losses were as follows:

	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Undistributed ordinary income	$967,515	$281,040	$1,398,880
Capital loss carryforwards	(58,847,960)	(38,131,380)	(37,067,333)
Net unrealized gains*	12,504,772	10,390,146	8,544,673

Total	$(45,375,673)	$(27,460,194)	$(27,123,780)

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

2016	$34,359,084	$19,880,162	$21,158,813
2017	24,488,876	18,251,218	15,908,520

Total	$58,847,960	$38,131,380	$37,067,333

4. Capital Share Transactions:

Transactions in capital shares for Class K were as follows:

	Period November 1, 2008 to September 30, 2009		Period January 3, 2008[1] to October 31, 2008
BlackRock Large Cap Core
Retirement Portfolio	Shares	Amount	Shares	Amount

Class K

Shares sold	3,221,197	$25,865,214	15,728,260	$202,504,200
Shares issued to shareholders in reinvestment of dividends	140,867	1,171,704	—	—

Total issued	3,362,064	27,036,918	15,728,260	202,504,200
Shares redeemed	(4,181,262)	(34,344,063)	(3,543,915)	(40,610,691)

Net increase (decrease)	(819,198)	$(7,307,145)	12,184,345	$161,893,509

BlackRock Large Cap Growth Retirement Portfolio

Class K

Shares sold	2,606,730	$18,886,875	14,459,452	$157,367,603
Shares issued to shareholders in reinvestment of dividends	67,964	481,662	—	—

Total issued	2,674,694	19,368,537	14,459,452	157,367,603
Shares redeemed	(4,220,846)	(30,842,638)	(3,604,648)	(35,323,232)

Net increase (decrease)	(1,546,152)	$(11,474,101)	10,854,804	$122,044,371

BlackRock Large Cap Value Retirement Portfolio

Class K

Shares sold	2,120,540	$24,422,164	12,490,568	$198,023,858
Shares issued to shareholders in reinvestment of dividends	116,254	1,380,656	—	—

Total issued	2,236,794	25,802,820	12,490,568	198,023,858
Shares redeemed	(2,650,582)	(30,255,034)	(2,094,039)	(33,871,668)

Net increase (decrease)	(413,788)	$(4,452,214)	10,396,529	$164,152,190

[1]	Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	17

Report of Independent Registered Public Accounting Firm	BlackRock Large Cap Series Funds, Inc.

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio, three of the series constituting BlackRock Large Cap Series Funds, Inc. (the “Fund”), as of September 30, 2009, and the related statements of operations and changes in net assets and the financial highlights for the period November 1, 2008 through September 30, 2009 and for the period January 3, 2008 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio of BlackRock Large Cap Series Funds, Inc. as of September 30, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for the period January 3, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended September 30, 2009.

	Payable Date	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Qualified Dividend Income for Individuals†	12/18/08	100%	100%	100%

Dividends Qualifying for the Dividend Received Deduction for Corporations†	12/18/08	100%	100%	100%

†	Expressed as a percentage of the ordinary income distributions.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Portfolio Information as of September 30, 2009	Master Large Cap Series LLC

Sector Allocation

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Health Care	22%
Energy	19
Industrials	13
Information Technology	11
Consumer Discretionary	8
Consumer Staples	8
Financials	6
Materials	5
Utilities	4
Telecommunication Services	4

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Health Care	27%
Information Technology	22
Energy	14
Industrials	12
Consumer Staples	8
Consumer Discretionary	7
Materials	6
Utilities	2
Telecommunication Services	1
Financials	1

Master Large Cap Value Portfolio	Percent of Long-Term Investments

Energy	25%
Health Care	18
Financials	15
Utilities	8
Industrials	8
Information Technology	6
Telecommunication Services	6
Materials	5
Consumer Staples	5
Consumer Discretionary	4

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Exxon Mobil Corp.	2%
Johnson & Johnson	2
Philip Morris International, Inc.	2
Apple, Inc.	2
Verizon Communications, Inc.	2
Amgen, Inc.	2
Wyeth	2
Schering-Plough Corp.	1
Amazon.com, Inc.	1
Anadarko Petroleum Corp.	1

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Philip Morris International, Inc.	3%
Amgen, Inc.	2
Microsoft Corp.	2
Johnson & Johnson	2
Oracle Corp.	2
Schering-Plough Corp.	2
Texas Instruments, Inc.	2
Medco Health Solutions, Inc.	2
International Business Machines Corp.	1
TJX Cos., Inc.	1

Master Large Cap Value Portfolio	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Verizon Communications, Inc.	3
The Goldman Sachs Group, Inc.	3
ConocoPhillips	2
Anadarko Petroleum Corp.	2
Wyeth	2
UnitedHealth Group, Inc.	2
Marathon Oil Corp.	1
Chubb Corp.	1
National Oilwell Varco, Inc.	1

For Portfolio compliance purposes, sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	19

Schedule of Investments September 30, 2009	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 8.2%
Household Durables — 1.0%
Garmin Ltd. (a)	1,090,000	$41,136,600

Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (b)	547,000	51,067,920

Specialty Retail — 5.9%
Advance Auto Parts, Inc.	360,000	14,140,800
The Gap, Inc.	1,930,000	41,302,000
Limited Brands, Inc.	2,250,000	38,227,500
PetSmart, Inc. (a)	650,000	14,137,500
RadioShack Corp.	2,270,000	37,613,900
Ross Stores, Inc.	920,000	43,948,400
TJX Cos., Inc.	1,160,000	43,094,000

		232,464,100

Total Consumer Discretionary		324,668,620

Consumer Staples — 8.2%
Beverages — 1.2%
The Coca-Cola Co.	140,000	7,518,000
Coca-Cola Enterprises, Inc.	1,970,000	42,177,700

		49,695,700

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	60,000	2,945,400

Food Products — 1.3%
Archer-Daniels-Midland Co.	1,530,000	44,706,600
Sara Lee Corp.	620,000	6,906,800

		51,613,400

Household Products — 0.6%
The Procter & Gamble Co.	420,000	24,326,400

Personal Products — 0.9%
Herbalife Ltd.	1,060,000	34,704,400

Tobacco — 4.1%
Lorillard, Inc.	610,000	45,323,000
Philip Morris International, Inc. (a)	1,520,000	74,084,800
Reynolds American, Inc.	930,000	41,403,600

		160,811,400

Total Consumer Staples		324,096,700

Energy — 19.3%
Energy Equipment & Services — 10.0%
Diamond Offshore Drilling, Inc. (a)	420,000	40,118,400
Dresser-Rand Group, Inc. (b)	520,000	16,156,400
ENSCO International, Inc.	1,050,000	44,667,000
FMC Technologies, Inc. (b)	380,000	19,851,200
Helix Energy Solutions Group, Inc. (b)	540,000	8,089,200
Nabors Industries Ltd. (b)	2,130,000	44,517,000
National Oilwell Varco, Inc. (b)	1,090,000	47,011,700
Oceaneering International, Inc. (b)	350,000	19,862,500
Patterson-UTI Energy, Inc.	2,760,000	41,676,000
Pride International, Inc. (b)	1,300,000	39,572,000
Rowan Cos., Inc.	1,780,000	41,064,600
Tidewater, Inc.	730,000	34,375,700

		396,961,700

Oil, Gas & Consumable Fuels — 9.3%
Alpha Natural Resources, Inc. (b)	500,000	17,550,000
Anadarko Petroleum Corp.	800,000	50,184,000
Chevron Corp.	210,000	14,790,300
El Paso Corp.	3,390,000	34,984,800
Exxon Mobil Corp.	1,270,000	87,134,700
Frontier Oil Corp.	520,000	7,238,400
Marathon Oil Corp.	1,480,000	47,212,000

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Murphy Oil Corp.	700,000	$40,299,000
Tesoro Corp.	2,630,000	39,397,400
Valero Energy Corp.	955,000	18,517,450
Williams Cos., Inc.	480,000	8,577,600

		365,885,650

Total Energy		762,847,350

Financials — 5.5%
Capital Markets — 0.9%
The Goldman Sachs Group, Inc.	180,000	33,183,000

Commercial Banks — 0.3%
Wells Fargo & Co. (a)	470,000	13,244,600

Diversified Financial Services — 1.1%
Bank of America Corp.	1,110,000	18,781,200
JPMorgan Chase & Co.	550,000	24,101,000

		42,882,200

Insurance — 3.2%
Chubb Corp.	680,000	34,278,800
HCC Insurance Holdings, Inc.	560,000	15,316,000
PartnerRe Ltd.	510,000	39,239,400
UnumProvident Corp.	1,780,000	38,163,200

		126,997,400

Total Financials		216,307,200

Health Care — 21.9%
Biotechnology — 1.6%
Amgen, Inc. (b)	1,040,000	62,639,200

Health Care Equipment & Supplies — 0.6%
Hospira, Inc. (b)	300,000	13,380,000
Kinetic Concepts, Inc. (b)	250,000	9,245,000

		22,625,000

Health Care Providers & Services — 11.0%
Aetna, Inc.	1,490,000	41,466,700
AmerisourceBergen Corp.	1,880,000	42,074,400
Community Health Systems, Inc. (b)	870,000	27,779,100
Coventry Health Care, Inc. (b)	700,000	13,972,000
DaVita, Inc. (b)	90,000	5,097,600
Humana, Inc. (b)	1,100,000	41,030,000
Lincare Holdings, Inc. (b)	1,250,000	39,062,500
McKesson Corp.	720,000	42,876,000
Medco Health Solutions, Inc. (b)	900,000	49,779,000
Omnicare, Inc.	603,774	13,596,990
Quest Diagnostics, Inc.	470,000	24,529,300
UnitedHealth Group, Inc.	1,980,000	49,579,200
WellPoint, Inc. (b)	960,000	45,465,600

		436,308,390

Life Sciences Tools & Services — 0.6%
Millipore Corp. (b)	340,000	23,912,200

Pharmaceuticals — 8.1%
Endo Pharmaceuticals Holdings, Inc. (b)	540,000	12,220,200
Forest Laboratories, Inc. (b)	1,420,000	41,804,800
Johnson & Johnson	1,390,000	84,637,100
Schering-Plough Corp.	1,930,000	54,522,500
Sepracor, Inc. (b)	1,480,000	33,892,000
Watson Pharmaceuticals, Inc. (b)	910,000	33,342,400
Wyeth	1,230,000	59,753,400

		320,172,400

Total Health Care		865,657,190

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 12.8%
Aerospace & Defense — 4.7%
Goodrich Corp.	380,000	$20,649,200
L-3 Communications Holdings, Inc.	430,000	34,537,600
Lockheed Martin Corp.	510,000	39,820,800
Northrop Grumman Corp.	940,000	48,645,000
Raytheon Co.	890,000	42,693,300

		186,345,900

Airlines — 0.2%
Copa Holdings SA Class A	160,000	7,118,400

Commercial Services & Supplies — 0.4%
The Brink’s Co.	210,000	5,651,100
R.R. Donnelley & Sons Co.	510,000	10,842,600

		16,493,700

Construction & Engineering — 1.0%
Shaw Group, Inc. (b)	730,000	23,425,700
URS Corp. (b)	370,000	16,150,500

		39,576,200

Electrical Equipment — 0.7%
General Cable Corp. (b)	740,000	28,971,000

Industrial Conglomerates — 0.7%
General Electric Co.	1,640,000	26,928,800

Machinery — 4.0%
Flowserve Corp.	410,000	40,401,400
Illinois Tool Works, Inc.	580,000	24,771,800
Joy Global, Inc.	860,000	42,088,400
KBR, Inc.	810,000	18,864,900
Oshkosh Corp.	400,000	12,372,000
SPX Corp.	280,000	17,155,600

		155,654,100

Professional Services — 0.5%
Manpower, Inc.	350,000	19,848,500

Road & Rail — 0.6%
CSX Corp.	120,000	5,023,200
Con-way, Inc.	160,000	6,131,200
Ryder System, Inc.	270,000	10,546,200

		21,700,600

Total Industrials		502,637,200

Information Technology — 11.3%
Communications Equipment — 0.4%
Cisco Systems, Inc. (b)	570,000	13,417,800

Computers & Peripherals — 4.5%
Apple, Inc. (b)	363,000	67,289,310
EMC Corp. (b)	1,260,000	21,470,400
International Business Machines Corp. (a)	260,000	31,098,600
Teradata Corp. (b)	540,000	14,860,800
Western Digital Corp. (b)	1,150,000	42,009,500

		176,728,610

Electronic Equipment, Instruments & Components — 0.2%
Ingram Micro, Inc. Class A (b)	600,000	10,110,000

IT Services — 2.6%
Computer Sciences Corp. (b)	790,000	41,640,900
Hewitt Associates, Inc. Class A (b)	930,000	33,879,900
The Western Union Co.	1,400,000	26,488,000

		102,008,800

Common Stocks	Shares	Value

Information Technology (concluded)
Internet Software & Services — 0.1%
Google, Inc. Class A (b)	10,000	$4,958,500

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.	250,000	4,892,500

Software — 3.4%
BMC Software, Inc. (b)	270,000	10,133,100
CA, Inc.	1,880,000	41,341,200
Compuware Corp. (b)	1,470,000	10,775,100
Microsoft Corp.	1,370,000	35,469,300
Sybase, Inc. (b)	580,000	22,562,000
VMware, Inc. (b)	369,000	14,822,730

		135,103,430

Total Information Technology		447,219,640

Materials — 5.2%
Chemicals — 1.9%
CF Industries Holdings, Inc.	390,000	33,629,700
Lubrizol Corp.	380,000	27,154,800
Terra Industries, Inc. (b)	430,000	14,908,100

		75,692,600

Containers & Packaging — 2.0%
Ball Corp.	380,000	18,696,000
Pactiv Corp. (b)	1,530,000	39,856,500
Temple-Inland, Inc.	1,250,000	20,525,000

		79,077,500

Metals & Mining — 1.1%
Walter Industries, Inc.	700,000	42,042,000

Paper & Forest Products — 0.2%
International Paper Co.	260,000	5,779,800
MeadWestvaco Corp.	120,000	2,677,200

		8,457,000

Total Materials		205,269,100

Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.7%
AT&T Inc.	770,000	20,797,700
CenturyTel, Inc. (a)	525,000	17,640,000
Qwest Communications International Inc.	10,700,000	40,767,000
Verizon Communications, Inc.	2,200,000	66,594,000

Total Telecommunication Services		145,798,700

Utilities — 4.0%
Independent Power Producers & Energy Traders — 2.8%
The AES Corp. (b)	3,020,000	44,756,400
Calpine Corp. (a)(b)	850,000	9,792,000
Mirant Corp. (b)	810,000	13,308,300
NRG Energy, Inc. (b)	1,540,000	43,412,600

		111,269,300

Multi-Utilities — 1.2%
CMS Energy Corp.	2,380,000	31,892,000
NiSource, Inc.	1,030,000	14,306,700

		46,198,700

Total Utilities		157,468,000

Total Long-Term Investments (Cost — $3,411,438,192) — 100.1%		3,951,969,700

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	21

Schedule of Investments (concluded)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Money Market Funds — 4.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.20% (c)(d)	31,839,442	$31,839,442

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$129,522	129,521,650

Total Short-Term Securities (Cost — $161,361,092) — 4.1%		161,361,092

Total Investments (Cost — $3,572,799,284*) — 104.2%		4,113,330,792
Liabilities in Excess of Other Assets — (4.2)%		(167,008,474)

Net Assets — 100.0%		$3,946,322,318

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,685,512,751

Gross unrealized appreciation	$451,461,181
Gross unrealized depreciation	(23,643,140)

Net unrealized appreciation	$427,818,041

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$31,839,442	$5,965
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$717
BlackRock Liquidity Series, LLC Money Market Series	$117,933,250	$1,168,939

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loaned.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments[1]	$3,951,969,700
Short-Term Securities	31,839,442

Total Level 1	3,983,809,142

Level 2 — Short-Term Securities	129,521,650
Level 3	—

Total	$4,113,330,792

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 7.4%
Household Durables — 1.1%
Garmin Ltd. (a)	210,000	$7,925,400

Specialty Retail — 6.3%
Advance Auto Parts, Inc.	149,000	5,852,720
The Gap, Inc.	392,000	8,388,800
Limited Brands, Inc.	390,000	6,626,100
RadioShack Corp.	457,000	7,572,490
Ross Stores, Inc.	174,000	8,311,980
TJX Cos., Inc.	261,000	9,696,150

		46,448,240

Total Consumer Discretionary		54,373,640

Consumer Staples — 7.6%
Beverages — 1.1%
Coca-Cola Enterprises, Inc.	392,000	8,392,720

Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc.	14,000	687,260

Food Products — 1.2%
Archer-Daniels-Midland Co.	287,000	8,386,140
Sara Lee Corp.	31,000	345,340

		8,731,480

Household Products — 0.2%
The Procter & Gamble Co.	19,000	1,100,480

Personal Products — 0.9%
Herbalife Ltd.	209,000	6,842,660

Tobacco — 4.1%
Lorillard, Inc.	123,000	9,138,900
Philip Morris International, Inc.	433,000	21,104,420

		30,243,320

Total Consumer Staples		55,997,920

Energy — 14.4%
Energy Equipment & Services — 8.5%
Atwood Oceanics, Inc. (b)	231,000	8,147,370
Diamond Offshore Drilling, Inc. (a)	91,000	8,692,320
Dresser-Rand Group, Inc. (b)	250,000	7,767,500
FMC Technologies, Inc. (b)	35,000	1,828,400
Oceaneering International, Inc. (b)	135,000	7,661,250
Patterson-UTI Energy, Inc.	495,000	7,474,500
Pride International, Inc. (b)	245,000	7,457,800
Rowan Cos., Inc.	319,000	7,359,330
Tidewater, Inc.	130,000	6,121,700

		62,510,170

Oil, Gas & Consumable Fuels — 5.9%
Alpha Natural Resources, Inc. (b)	225,000	7,897,500
El Paso Corp.	524,000	5,407,680
Frontier Oil Corp.	508,000	7,071,360
Murphy Oil Corp.	120,000	6,908,400
Peabody Energy Corp.	226,000	8,411,720
Tesoro Corp.	514,000	7,699,720

		43,396,380

Total Energy		105,906,550

Financials — 1.0%
Insurance — 1.0%
Endurance Specialty Holdings Ltd.	209,000	7,622,230

Total Financials		7,622,230

Common Stocks	Shares	Value

Health Care — 26.5%
Biotechnology — 2.2%
Amgen, Inc. (b)	265,000	$15,960,950

Health Care Equipment & Supplies — 2.2%
Hospira, Inc. (b)	188,000	8,384,800
Kinetic Concepts, Inc. (b)	217,000	8,024,660

		16,409,460

Health Care Providers & Services — 12.0%
Aetna, Inc.	256,000	7,124,480
AmerisourceBergen Corp.	386,000	8,638,680
Community Health Systems, Inc. (b)	215,000	6,864,950
Coventry Health Care, Inc. (b)	348,000	6,946,080
Health Management Associates, Inc. Class A (b)	1,026,000	7,684,740
Humana, Inc. (b)	197,000	7,348,100
Lincare Holdings, Inc. (b)	245,000	7,656,250
McKesson Corp.	41,000	2,441,550
Medco Health Solutions, Inc. (b)	201,000	11,117,310
Omnicare, Inc.	251,000	5,652,520
Quest Diagnostics, Inc.	58,000	3,027,020
UnitedHealth Group, Inc.	260,000	6,510,400
WellPoint, Inc. (b)	152,000	7,198,720

		88,210,800

Health Care Technology — 0.9%
IMS Health, Inc.	438,000	6,723,300

Life Sciences Tools & Services — 1.1%
Millipore Corp. (b)	110,000	7,736,300

Pharmaceuticals — 8.1%
Endo Pharmaceuticals Holdings, Inc. (b)	172,000	3,892,360
Forest Laboratories, Inc. (b)	242,000	7,124,480
Johnson & Johnson	216,000	13,152,240
Schering-Plough Corp.	447,000	12,627,750
Sepracor, Inc. (b)	295,000	6,755,500
Watson Pharmaceuticals, Inc. (b)	183,000	6,705,120
Wyeth	193,000	9,375,940

		59,633,390

Total Health Care		194,674,200

Industrials — 12.3%
Aerospace & Defense — 5.5%
Goodrich Corp.	140,000	7,607,600
ITT Corp.	143,000	7,457,450
Lockheed Martin Corp.	123,000	9,603,840
Northrop Grumman Corp.	154,000	7,969,500
Raytheon Co.	166,000	7,963,020

		40,601,410

Commercial Services & Supplies — 0.9%
The Brink’s Co.	234,000	6,296,940

Construction & Engineering — 1.1%
Shaw Group, Inc. (b)	249,000	7,990,410

Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	222,000	7,528,020

Machinery — 2.1%
Dover Corp.	170,000	6,589,200
Harsco Corp.	72,000	2,549,520
Joy Global, Inc.	132,000	6,460,080

		15,598,800

Professional Services — 1.1%
Manpower, Inc.	140,000	7,939,400

Road & Rail — 0.6%
Con-way, Inc.	42,000	1,609,440
Landstar System, Inc.	63,000	2,397,780

		4,007,220

Total Industrials		89,962,200

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	23

Schedule of Investments (continued)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Information Technology — 21.9%
Communications Equipment — 0.6%
Cisco Systems, Inc. (b)	188,000	$4,425,520

Computers & Peripherals — 6.1%
Apple, Inc. (b)	47,000	8,712,390
EMC Corp. (b)	462,000	7,872,480
International Business Machines Corp.	92,000	11,004,120
Teradata Corp. (b)	300,000	8,256,000
Western Digital Corp. (b)	235,000	8,584,550

		44,429,540

Electronic Equipment, Instruments & Components — 1.0%
Tech Data Corp. (b)	174,000	7,240,140

IT Services — 4.7%
Amdocs Ltd. (b)	279,000	7,499,520
Broadridge Financial Solutions LLC	313,000	6,291,300
Cognizant Technology Solutions Corp. (b)	102,000	3,943,320
Hewitt Associates, Inc. Class A (b)	207,000	7,541,010
The Western Union Co.	478,000	9,043,760

		34,318,910

Internet Software & Services — 0.3%
Google, Inc. Class A (b)	4,000	1,983,400

Semiconductors & Semiconductor Equipment — 2.1%
Marvell Technology Group Ltd. — ADR (b)	249,000	4,031,310
Texas Instruments, Inc.	494,000	11,702,860

		15,734,170

Software — 7.1%
BMC Software, Inc. (b)	205,000	7,693,650
CA, Inc.	388,000	8,532,120
Microsoft Corp.	516,000	13,359,240
Novell, Inc. (b)	324,000	1,461,240
Oracle Corp.	621,000	12,941,640
Sybase, Inc. (b)	214,000	8,324,600

		52,312,490

Total Information Technology		160,444,170

Materials — 6.1%
Chemicals — 3.0%
CF Industries Holdings, Inc.	93,000	8,019,390
Lubrizol Corp.	113,000	8,074,980
Terra Industries, Inc. (b)	180,000	6,240,600

		22,334,970

Containers & Packaging — 2.1%
Ball Corp.	152,000	7,478,400
Pactiv Corp. (b)	290,000	7,554,500

		15,032,900

Metals & Mining — 1.0%
Walter Industries, Inc.	121,000	7,267,260

Total Materials		44,635,130

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Qwest Communications International Inc.	1,531,000	5,833,110

Common Stocks	Shares	Value

Utilities — 2.3%
Independent Power Producers & Energy Traders — 2.3%
The AES Corp. (b)	605,000	$8,966,100
Calpine Corp. (b)	670,000	7,718,400

Total Utilities		16,684,500

Total Long-Term Investments (Cost — $628,491,191) — 100.3%		736,133,650

Short-Term Securities	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$15,449	15,448,500

Total Short-Term Securities (Cost — $15,448,500) — 2.1%		15,448,500

Total Investments (Cost — $643,939,691*) — 102.4%		751,582,150
Liabilities in Excess of Other Assets — (2.4)%		(17,694,474)

Net Assets — 100.0%		$733,887,676

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$660,539,789

Gross unrealized appreciation	$95,238,418
Gross unrealized depreciation	(4,196,057)

Net unrealized appreciation	$91,042,361

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	$554
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$110
BlackRock Liquidity Series, LLC Money Market Series	$10,654,500	$50,414

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loaned.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Portfolio Abbreviations:

	ADR	American Depositary Receipt

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$736,133,650
Level 2 — Short-Term Securities	15,448,500
Level 3	—

Total	$751,582,150

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	25

Schedule of Investments September 30, 2009	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 3.4%
Diversified Consumer Services — 0.1%
Service Corp. International	230,000	$1,612,300

Specialty Retail — 3.3%
Barnes & Noble, Inc. (a)	540,000	11,998,800
The Gap, Inc.	1,270,000	27,178,000
Limited Brands, Inc.	1,250,000	21,237,500
RadioShack Corp.	1,650,000	27,340,500

		87,754,800

Total Consumer Discretionary		89,367,100

Consumer Staples — 4.5%
Beverages — 1.0%
Coca-Cola Enterprises, Inc.	1,290,000	27,618,900

Food Products — 1.3%
Archer-Daniels-Midland Co.	500,000	14,610,000
Del Monte Foods Co.	1,740,000	20,149,200

		34,759,200

Tobacco — 2.2%
Lorillard, Inc.	380,000	28,234,000
Reynolds American, Inc. (a)	680,000	30,273,600

		58,507,600

Total Consumer Staples		120,885,700

Energy — 25.1%
Energy Equipment & Services — 10.1%
Atwood Oceanics, Inc. (b)	20,000	705,400
ENSCO International, Inc.	510,000	21,695,400
Helix Energy Solutions Group, Inc. (b)	1,160,000	17,376,800
Nabors Industries Ltd. (b)	1,510,000	31,559,000
National Oilwell Varco, Inc. (b)	850,000	36,660,500
Oil States International, Inc. (b)	810,000	28,455,300
Patterson-UTI Energy, Inc.	1,930,000	29,143,000
Pride International, Inc. (a)(b)	910,000	27,700,400
Rowan Cos., Inc.	1,190,000	27,453,300
SEACOR Holdings, Inc. (b)	230,000	18,774,900
Tidewater, Inc.	590,000	27,783,100

		267,307,100

Oil, Gas & Consumable Fuels — 15.0%
Anadarko Petroleum Corp.	680,000	42,656,400
Chevron Corp.	300,000	21,129,000
ConocoPhillips	1,320,000	59,611,200
El Paso Corp.	2,950,000	30,444,000
Exxon Mobil Corp.	1,070,000	73,412,700
Frontier Oil Corp.	1,660,000	23,107,200
Marathon Oil Corp.	1,170,000	37,323,000
Murphy Oil Corp.	540,000	31,087,800
Southern Union Co.	1,000,000	20,790,000
Teekay Corp.	80,000	1,749,600
Tesoro Corp.	1,920,000	28,761,600
Valero Energy Corp.	1,350,000	26,176,500

		396,249,000

Total Energy		663,556,100

Common Stocks	Shares	Value

Financials — 15.4%
Capital Markets — 2.7%
The Goldman Sachs Group, Inc.	380,000	$70,053,000

Commercial Banks — 0.2%
Wells Fargo & Co. (a)	230,000	6,481,400

Diversified Financial Services — 2.1%
Bank of America Corp. (a)	1,330,000	22,503,600
JPMorgan Chase & Co.	750,000	32,865,000

		55,368,600

Insurance — 10.4%
Allied World Assurance Holdings Ltd.	510,000	24,444,300
American Financial Group, Inc.	1,100,000	28,050,000
Axis Capital Holdings Ltd.	250,000	7,545,000
Chubb Corp.	740,000	37,303,400
Endurance Specialty Holdings Ltd.	510,000	18,599,700
Everest Re Group Ltd.	140,000	12,278,000
HCC Insurance Holdings, Inc.	1,050,000	28,717,500
PartnerRe Ltd.	370,000	28,467,800
RenaissanceRe Holdings Ltd.	520,000	28,475,200
Stancorp Financial Group, Inc.	90,000	3,633,300
The Travelers Cos., Inc. (a)	570,000	28,061,100
Unum Group	1,400,000	30,016,000

		275,591,300

Total Financials		407,494,300

Health Care — 18.3%
Biotechnology — 0.9%
Amgen, Inc. (b)	410,000	24,694,300

Health Care Equipment & Supplies — 0.8%
Kinetic Concepts, Inc. (b)	560,000	20,708,800

Health Care Providers & Services — 10.5%
Aetna, Inc.	1,090,000	30,334,700
AmerisourceBergen Corp.	1,230,000	27,527,400
Community Health Systems, Inc. (b)	880,000	28,098,400
Coventry Health Care, Inc. (b)	1,240,000	24,750,400
Health Net, Inc. (b)	210,000	3,234,000
Humana, Inc. (b)	780,000	29,094,000
Lincare Holdings, Inc. (b)	870,000	27,187,500
McKesson Corp.	540,000	32,157,000
UnitedHealth Group, Inc.	1,600,000	40,064,000
WellPoint, Inc. (b)	770,000	36,467,200

		278,914,600

Health Care Technology — 0.8%
IMS Health, Inc.	1,390,000	21,336,500

Pharmaceuticals — 5.3%
Endo Pharmaceuticals Holdings, Inc. (b)	1,300,000	29,419,000
Forest Laboratories, Inc. (b)	1,120,000	32,972,800
Pfizer, Inc.	390,000	6,454,500
Watson Pharmaceuticals, Inc. (b)	800,000	29,312,000
Wyeth	860,000	41,778,800

		139,937,100

Total Health Care		485,591,300

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Schedule of Investments (continued)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 7.8%
Aerospace & Defense — 1.4%
Northrop Grumman Corp.	700,000	$36,225,000

Construction & Engineering — 1.5%
KBR, Inc.	1,290,000	30,044,100
Shaw Group, Inc. (b)	280,000	8,985,200

		39,029,300

Electrical Equipment — 0.2%
Thomas & Betts Corp. (b)	190,000	5,715,200

Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	150,000	5,086,500
General Electric Co.	2,210,000	36,288,200

		41,374,700

Machinery — 1.3%
Oshkosh Corp.	750,000	23,197,500
Timken Co.	500,000	11,715,000

		34,912,500

Professional Services — 1.1%
Manpower, Inc.	500,000	28,355,000

Road & Rail — 0.5%
CSX Corp.	260,000	10,883,600
Ryder System, Inc.	100,000	3,906,000

		14,789,600

Trading Companies & Distributors — 0.2%
WESCO International, Inc. (b)	230,000	6,624,000

Total Industrials		207,025,300

Information Technology — 6.4%
Computers & Peripherals — 2.1%
Teradata Corp. (b)	1,020,000	28,070,400
Western Digital Corp. (b)	730,000	26,666,900

		54,737,300

Electronic Equipment, Instruments & Components — 1.7%
Ingram Micro, Inc. Class A (b)	1,080,000	18,198,000
Tech Data Corp. (b)	660,000	27,462,600

		45,660,600

IT Services — 1.6%
Broadridge Financial Solutions LLC	510,000	10,251,000
Computer Sciences Corp. (b)	580,000	30,571,800

		40,822,800

Software — 1.0%
CA, Inc.	1,250,000	27,487,500

Total Information Technology		168,708,200

Materials — 5.3%
Chemicals — 1.4%
CF Industries Holdings, Inc.	130,000	11,209,900
Lubrizol Corp.	370,000	26,440,200

		37,650,100

Containers & Packaging — 2.3%
Ball Corp. (a)	360,000	17,712,000
Bemis Co.	560,000	14,509,600
Pactiv Corp. (b)	1,070,000	27,873,500

		60,095,100

Metals & Mining — 0.3%
Commercial Metals Co.	480,000	8,592,000

Common Stocks	Shares	Value

Materials (concluded)
Paper & Forest Products — 1.3%
International Paper Co.	1,380,000	$30,677,400
MeadWestvaco Corp.	110,000	2,454,100

		33,131,500

Total Materials		139,468,700

Telecommunication Services — 6.1%
Diversified Telecommunication Services — 6.1%
AT&T Inc.	1,030,000	27,820,300
CenturyTel, Inc.	940,000	31,584,000
Qwest Communications International Inc.	7,940,000	30,251,400
Verizon Communications, Inc.	2,350,000	71,134,500

Total Telecommunication Services		160,790,200

Utilities — 8.0%
Electric Utilities — 0.4%
Edison International	350,000	11,753,000

Gas Utilities — 1.1%
Atmos Energy Corp.	300,000	8,454,000
UGI Corp.	790,000	19,797,400

		28,251,400

Independent Power Producers & Energy Traders — 4.2%
The AES Corp. (b)	1,820,000	26,972,400
Dynegy, Inc. Class A (b)	9,730,000	24,811,500
Mirant Corp. (b)	1,670,000	27,438,100
NRG Energy, Inc. (b)	1,130,000	31,854,700

		111,076,700

Multi-Utilities — 2.3%
CMS Energy Corp.	2,250,000	30,150,000
NiSource, Inc.	2,150,000	29,863,500

		60,013,500

Total Utilities		211,094,600

Total Long-Term Investments
(Cost — $2,257,294,788) — 100.3%		2,653,981,500

Short-Term Securities	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$55,738	55,738,150

Total Short-Term Securities
(Cost — $55,738,150) — 2.1%		55,738,150

Total Investments (Cost — $2,313,032,938*) — 102.4%		2,709,719,650
Liabilities in Excess of Other Assets — (2.4)%		(63,861,539)

Net Assets — 100.0%		$2,645,858,111

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,515,530,599

Gross unrealized appreciation	$220,962,783
Gross unrealized depreciation	(26,773,732)

Net unrealized appreciation	$194,189,051

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	27

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	$140
BlackRock Liquidity Series, LLC Cash Sweep Series	$(3,951,863)	$5,804
BlackRock Liquidity Series, LLC Money Market Series	$23,257,250	$647,151

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loaned.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$2,653,981,500
Level 2 — Short-Term Securities	55,738,150
Level 3	—

Total	$2,709,719,650

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Statements of Assets and Liabilities	Master Large Cap Series LLC

September 30, 2009	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets

Investments at value — unaffiliated[1,2]	$3,951,969,700	$736,133,650	$2,653,981,500
Investments at value — affiliated[3]	161,361,092	15,448,500	55,738,150
Investments sold receivable — unaffiliated	130,914,874	4,454,045	34,480,588
Investments sold receivable — affiliated	—	—	1,352,230
Dividends receivable	3,190,800	415,525	2,091,850
Securities lending income receivable — affiliated	93,557	2,228	12,134
Contributions receivable from investors	79,016	4,642,675	—
Prepaid expenses	77,787	16,738	77,440
Receivable from investment advisor	—	1,237,542	—
Other assets	—	469	—

Total assets	4,247,686,826	762,351,372	2,747,733,892

Liabilities

Collateral at value — securities loaned	129,521,650	15,448,500	55,738,150
Bank overdraft	—	1,789,619	28,471,783
Investments purchased payable — unaffiliated	162,499,463	10,564,895	7,459,521
Withdrawals payable to investors	6,793,417	169,160	8,921,958
Investment advisory fees payable	1,463,703	297,979	1,095,804
Investments purchased payable — affiliated	892,050	105,880	—
Other affiliates payable	16,782	3,265	12,951
Officer’s and Directors’ fees payable	587	101	1,011
Other accrued expenses payable	174,108	84,297	165,704
Other liabilities	2,748	—	8,899

Total liabilities	301,364,508	28,463,696	101,875,781

Net Assets	$3,946,322,318	$733,887,676	$2,645,858,111

Net Assets Consist of

Investors’ capital	$3,405,790,810	$626,245,217	$2,249,171,399
Net unrealized appreciation/depreciation	540,531,508	107,642,459	396,686,712

Net Assets	$3,946,322,318	$733,887,676	$2,645,858,111

[1] Investments at cost — unaffiliated	$3,411,438,192	$628,491,191	$2,257,294,788

[2] Securities loaned at value	$125,718,198	$15,050,340	$53,735,075

[3] Investments at cost — affiliated	$161,361,092	$15,448,500	$55,738,150

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	29

Statements of Operations	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio		Master Large Cap Value Portfolio

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Investment Income

Dividends	$58,759,457	$60,423,512	$7,945,905	$10,476,436	$56,992,599	$77,751,307
Securities lending — affiliated	1,168,939	2,505,518	50,414	532,649	647,151	1,943,004
Income — affiliated	9,051	47,261	789	37,127	7,343	179,408
Interest	63	—	131	—	89	—

Total income	59,937,510	62,976,291	7,997,239	11,046,212	57,647,182	79,873,719

Expenses

Investment advisory	13,518,511	20,282,735	2,892,046	4,995,410	11,913,925	22,131,879
Accounting services	522,851	704,837	239,661	342,759	534,717	703,315
Custodian	281,173	615,937	76,667	143,303	302,539	541,106
Professional	95,665	92,678	55,414	56,961	81,812	87,896
Officer and Directors	51,580	69,965	23,750	28,916	48,707	71,242
Printing	5,509	6,931	1,263	1,744	4,463	7,378
Miscellaneous	65,463	84,660	18,172	22,075	61,585	80,669

Total expenses	14,540,752	21,857,743	3,306,973	5,591,168	12,947,748	23,623,485
Less fees waived by advisor	(1,748)	—	(126)	—	(20)	—

Total expenses after fees waived	14,539,004	21,857,743	3,306,847	5,591,168	12,947,728	23,623,485

Net investment income	45,398,506	41,118,548	4,690,392	5,455,044	44,699,454	56,250,234

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(790,387,965)	(521,502,159)	(134,168,440)	(114,597,872)	(918,010,483)	(586,455,313)
Litigation proceeds	11,958,247	—	2,200,545	—	10,573,548	—
Payment by affiliate	—	—	1,237,542	—	—	—

	(778,429,718)	(521,502,159)	(130,730,353)	(114,597,872)	(907,436,935)	(586,455,313)

Net change in unrealized appreciation/depreciation on investments	1,174,704,782	(1,536,726,590)	248,627,811	(333,142,941)	1,046,928,266	(1,366,434,994)

Total realized and unrealized gain (loss)	396,275,064	(2,058,228,749)	117,897,458	(447,740,813)	139,491,331	(1,952,890,307)

Net Increase (Decrease) in Net Assets Resulting from Operations	$441,673,570	$(2,017,110,201)	$122,587,850	$(442,285,769)	$184,190,785	$(1,896,640,073)

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio			Master Large Cap Growth Portfolio

	Period November 1, 2008 to September 30, 2009			Period November 1, 2008 to September 30, 2009
		Year Ended October 31,			Year Ended October 31,

Increase (Decrease) in Net Assets:		2008	2007		2008	2007

Operations

Net investment income	$45,398,506	$41,118,548	$27,760,104	$4,690,392	$5,455,044	$2,458,062
Net realized gain (loss)	(778,429,718)	(521,502,159)	527,140,752	(130,730,353)	(114,597,872)	69,759,009
Net change in unrealized appreciation/depreciation	1,174,704,782	(1,536,726,590)	22,249,344	248,627,811	(333,142,941)	89,197,066

Net increase (decrease) in net assets resulting from operations	441,673,570	(2,017,110,201)	577,150,200	122,587,850	(442,285,769)	161,414,137

Capital Transactions

Proceeds from contributions	1,506,405,011	986,366,566	1,415,268,883	215,325,909	469,632,427	596,750,862
Fair value of withdrawals	(845,271,038)	(1,775,472,579)	(219,326,884)	(269,988,785)	(595,379,184)	(309,546,572)

Net increase (decrease) in net assets derived from capital transactions	661,133,973	(789,106,013)	1,195,941,999	(54,662,876)	(125,746,757)	287,204,290

Net Assets

Total increase (decrease) in net assets	1,102,807,543	(2,806,216,214)	1,773,092,199	67,924,974	(568,032,526)	448,618,427
Beginning of period	2,843,514,775	5,649,730,989	3,876,638,790	665,962,702	1,233,995,228	785,376,801

End of period	$3,946,322,318	$2,843,514,775	$5,649,730,989	$733,887,676	$665,962,702	$1,233,995,228

Master Large Cap Series LLC

	Master Large Cap Value Portfolio

	Period November 1, 2008 to September 30, 2009
		Year Ended October 31,

Increase (Decrease) in Net Assets:		2008	2007

Operations

Net investment income	$44,699,454	$56,250,234	$45,367,286
Net realized gain (loss)	(907,436,935)	(586,455,313)	338,339,351
Net change in unrealized appreciation/depreciation	1,046,928,266	(1,366,434,994)	147,211,110

Net increase (decrease) in net assets resulting from operations	184,190,785	(1,896,640,073)	530,917,747

Capital Transactions

Proceeds from contributions	812,993,042	1,889,127,025	2,162,748,781
Fair value of withdrawals	(1,414,441,343)	(2,321,525,876)	(1,229,437,681)

Net increase (decrease) in net assets derived from capital transactions	(601,448,301)	(432,398,851)	933,311,100

Net Assets

Total increase (decrease) in net assets	(417,257,516)	(2,329,038,924)	1,464,228,847
Beginning of period	3,063,115,627	5,392,154,551	3,927,925,704

End of period	$2,645,858,111	$3,063,115,627	$5,392,154,551

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	31

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	12.63%[1,2]	(38.84)%	13.94%	17.32%	18.35%	9.61%

Ratios to Average Net Assets

Total expenses	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Total expenses after fees waived	0.50%[3]	0.50%	0.49%	0.49%	0.51%	0.52%

Net investment income	1.56%[3]	0.93%	0.63%	0.58%	0.72%	0.57%

Supplemental Data

Net assets, end of period (000)	$3,946,322	$2,843,515	$5,649,731	$3,876,639	$2,666,699	$1,831,300

Portfolio turnover	168%	109%	96%	88%	94%	136%

	Master Large Cap Growth Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	20.49%[1,4]	(37.96)%	17.47%	14.05%	12.47%	5.42%

Ratios to Average Net Assets

Total expenses	0.57%[3]	0.56%	0.56%	0.56%	0.57%	0.59%

Total expenses after fees waived	0.57%[3]	0.56%	0.56%	0.56%	0.57%	0.59%

Net investment income	0.81%[3]	0.54%	0.25%	0.26%	0.33%	0.09%

Supplemental Data

Net assets, end of period (000)	$733,888	$665,963	$1,233,995	$785,377	$489,398	$344,400

Portfolio turnover	242%	144%	87%	117%	132%	165%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

[4]	Includes proceeds from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 20.23%.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Financial Highlights (concluded)	Master Large Cap Series LLC

	Master Large Cap Value Portfolio

	Period November 1, 2008 to September 30, 2009

		Year Ended October 31,

		2008	2007	2006	2005	2004

Total Investment Return

Total investment return	9.03%[1,2]	(36.54)%	12.72%	18.48%	21.93%	14.57%

Ratios to Average Net Assets

Total expenses	0.54%[3]	0.51%	0.51%	0.53%	0.55%	0.56%

Total expenses after fees waived	0.54%[3]	0.51%	0.51%	0.53%	0.55%	0.56%

Net investment income	1.88%[3]	1.22%	0.95%	0.73%	0.80%	0.93%

Supplemental Data

Net assets, end of period (000)	$2,645,858	$3,063,116	$5,392,155	$3,927,926	$1,535,988	$810,489

Portfolio turnover	151%	108%	72%	71%	95%	128%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 8.61%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	33

Notes to Financial Statements	Master Large Cap Series LLC

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios” or individually, a “Portfolio”) constitute the Master Large Cap Series LLC (collectively, the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Portfolios changed their fiscal year end to September 30.

On January 30, 2009, Master Large Cap Core Portfolio received an in-kind contribution of portfolio securities from an affiliated investor, which was valued at $771,174,100.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their prorata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Each Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Each Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: Each Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that each Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on each Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to one of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Master Large Cap Series LLC

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Master LLC under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, Master Large Cap Core Portfolio pays the Manager a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $1 billion, 0.45% of the average daily net assets in excess of $1 billion but not exceeding $5 billion and 0.40% of the average daily net assets in excess of $5 billion; Master Large Cap Growth Portfolio pays the Manager a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $5 billion and 0.45% of the average daily net assets in excess of $5 billion; Master Large Cap Value Portfolio pays the Manager a monthly fee at an annual rate of 0.50% of the average daily net assets not exceeding $3 billion and 0.45% the average daily net assets in excess of $3 billion.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Portfolio to the Manager.

For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, each Portfolio reimbursed the Manager the following amounts for certain accounting services, which is included in accounting services in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Master Large Cap Core Portfolio	$56,620	$79,621
Master Large Cap Growth Portfolio	$11,084	$18,111
Master Large Cap Value Portfolio	$45,080	$83,040

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, each Portfolio has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending — affiliated in the Statements of Operations. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, BIM received the following amounts in securities lending agent fees.

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Master Large Cap Core Portfolio	$293,110	$608,113
Master Large Cap Growth Portfolio	$12,564	$130,236
Master Large Cap Value Portfolio	$160,992	$431,465

The Portfolios may earn income on positive cash balances in demand deposit accounts. For the period November 1, 2008 to September 30, 2009 and the year ended October 31, 2008, the Portfolios earned the following amounts, which are included in income — affiliated in the Statements of Operations:

	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Master Large Cap Core Portfolio	$2,369	$36,030
Master Large Cap Growth Portfolio	$125	$4,795
Master Large Cap Value Portfolio	$1,399	$54,352

The Manager will reimburse Master Large Cap Growth Portfolio $1,237,542 for net losses associated with certain investment transactions executed in September 2009.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. Each Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	35

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2008 to September 30, 2009 were as follows:

	Purchases	Sales

Master Large Cap Core Portfolio	$6,192,253,991	$5,418,083,628
Master Large Cap Growth Portfolio	$1,555,832,086	$1,603,525,326
Master Large Cap Value Portfolio	$3,986,826,576	$4,532,427,158

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009 and was subsequently renewed until November 2010. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under each Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets. Each Portfolio pays a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations.
Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Portfolios did not borrow under the credit agreement during the period November 1, 2008 to September 30, 2009.

5. Concentration, Market and Credit Risk:

Master Large Cap Core invests a significant portion of its assets in securities in the health care sector. Master Larger Cap Growth invests a significant portion of its assets in securities in the health care and information technology sectors. Master Large Cap Value invests a significant portion of its assets in securities in the energy sectors. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the health care, information technology and energy sectors would have a greater impact on the applicable Portfolios and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counter-party risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

6. Reorganization:

Master Large Cap Core Portfolio

On September 24, 2007, an investor of the Portfolio acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds (“Investment Trust”), pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, the Portfolio received an in-kind contribution of portfolio securities.

On November 14, 2008, an investor of the Portfolio acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, the Portfolio received an in-kind contribution of portfolio securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Portfolio through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm	Master Large Cap Series LLC

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Series LLC (the “Master LLC”), comprising Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, as of September 30, 2009, and the related statements of operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio of Master Large Cap Series LLC, as of September 30, 2009, the results of their operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the changes in their net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of each of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (each a “Master Portfolio”). The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to each Master Portfolio. BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio (each a “Fund,” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), currently invests all of its investable assets in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, respectively. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement. The Funds do not require investment advisory services since all investments are made at the Master Portfolio level.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For ease and clarity of presentation, the Board of Directors of the Master LLC and the Board of Directors of the Corporation, each of which are comprised of the same thirteen individuals, are herein referred to individually as a “Board” and collectively as the “Boards” and the members of the Boards are referred to as the “Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not “interested persons” of either the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds and/or the Master Portfolios by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and/or Master Portfolio and their shareholders and/or interest holders, as applicable (collectively referred to herein as the “shareholders”). Among the matters the Boards considered were: (a) investment performance of each Fund since inception against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund and/or Master Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund and/or Master Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s and Master Portfolio’s investment objective, policies and restrictions; (e) each of the Fund’s and the Master Portfolio’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of each Fund’s and Master Portfolio’s respective valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund and/or Master Portfolio to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21 – 22, 2009 Board meeting.

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 21 – 22, 2009, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC on behalf of each Master Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Master Portfolio for a one-year term ending June 30, 2010. The Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Boards considered all factors they believed relevant with respect to each Fund and/or Master Portfolio, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund, Master Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with each Fund and Master Portfolio; (d) economies of scale; and (e) other factors.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Funds and the Master Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund and Master Portfolio. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund and Master Portfolio. BlackRock and its affiliates and significant shareholders provide each Fund and Master Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to each Fund and Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of each Fund and Master Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide each Fund and Master Portfolio with other services, including, as pertinent: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund and Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund, Master Portfolio and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund and Master Portfolio. In preparation for the April 16, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund and Master Portfolio throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Boards noted that, in general, each Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in the since-inception period reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund and Master Portfolio: The Boards, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rates compared with the other funds in the corresponding Fund’s Lipper category. They also compared each Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Master Portfolio. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund and/or Master Portfolio. The Boards reviewed BlackRock’s profitability with respect to each Master Portfolio and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds and the Master Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the Master Portfolios and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund and Master Portfolio. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards noted that Master Large Cap Core Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by BlackRock Large Cap Core Retirement Portfolio’s Peers. The Boards also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Boards noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Fund’s Class K shares’ total net expenses.

The Boards noted that Master Large Cap Growth Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by BlackRock Large Cap Growth Retirement Portfolio’s Peers. The Boards also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Boards noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Fund’s Class K shares’ total net expenses.

The Boards noted that Master Large Cap Value Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by BlackRock Large Cap Value Retirement Portfolio’s Peers. The Boards also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Boards noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Fund’s Class K shares’ total net expenses.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds and the Master Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Funds and the Master Portfolios to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Master Portfolios. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Boards also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Funds and the Master Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Funds and the Master Portfolios, including for administrative, transfer agency and distribution services. The Boards also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC on behalf of each Master Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Master Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board Members of the Corporation present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds and the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	41

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing);

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Formerly Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				34 RICs consisting of 81 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a director for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Corporation’s/Master LLC ‘s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			172 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Corporation/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	43

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Corporation/Master LLC Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Corporation and Master LLC, retired. The Corporation’s and Master LLC’s Boards wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Corporation and Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Corporation and Master LLC.

Effective September 17, 2009, Brendan Kyne became a Vice President of the Corporation and Master LLC.

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	45

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
     Conservative Prepared Portfolio
     Moderate Prepared Portfolio
     Growth Prepared Portfolio
     Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
     Prepared Portfolio 2010
     Prepared Portfolio 2015
     Prepared Portfolio 2020
     Prepared Portfolio 2025
     Prepared Portfolio 2030
     Prepared Portfolio 2035
     Prepared Portfolio 2040
     Prepared Portfolio 2045
     Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2009	47

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#LCSRP-9/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Retirement Portfolio	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
BlackRock Large Cap Growth Retirement Portfolio	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
BlackRock Large Cap Value Retirement Portfolio	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Master Large Cap Core Portfolio	$34,500	$34,300	$0	$0	$9,200	$9,200	$0	$0
Master Large Cap Growth Portfolio	$31,500	$31,300	$0	$0	$9,200	$9,200	$0	$0
Master Large Cap Value Portfolio	$31,500	$31,300	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Retirement Portfolio	$414,628	$412,149
BlackRock Large Cap Growth Retirement Portfolio	$414,628	$412,149
BlackRock Large Cap Value Retirement Portfolio	$414,628	$412,149
Master Large Cap Core Portfolio	$416,700	$414,200
Master Large Cap Growth Portfolio	$416,700	$414,200
Master Large Cap Value Portfolio	$416,700	$414,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: November 20, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: November 20, 2009